UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 22, 2005

FOREST OIL CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-13515	25-0484900
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation or organization)	File Number)	Identification No.)

700 Seventeenth Street
Suite 3600
Denver, Colorado  80202

(Address of Principal Executive Offices)

(303) 812-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.              Regulation FD Disclosure

The information furnished pursuant to Item 7.01 in this report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section, unless Forest specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act of 1933 or the Exchange Act.

Mariner Energy, Inc. (“Mariner”) has filed an amendment to its Registration Statement on Form S-4 (Registration Statement No. 333-129096) with the Securities and Exchange Commission (the “SEC”).  The Registration Statement contains a preliminary form of proxy statement/prospectus-information statement relating to the proposed spin-off to its shareholders of Forest’s offshore Gulf of Mexico operations that have been contributed to Forest Energy Resources, Inc. (“Forest Energy Resources”) and the acquisition of Forest Energy Resources in a merger transaction by Mariner immediately after the spin-off.

These materials are not a substitute for the registration statement that was filed with the Securities and Exchange Commission in connection with the transaction, or the proxy statement/prospectus-information statement to be mailed to stockholders. The registration statement has not yet been declared effective. Investors are urged to read the proxy statement/prospectus-information statement which will contain important information, including detailed risk factors, when it becomes available. The proxy statement/prospectus-information statement and other documents that will be filed by Forest and Mariner with the Securities and Exchange Commission will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to Forest Oil Corporation, 707 l7th Street, Suite 3600, Denver, CO 80202, Attention: Investor Relations; or by directing a request when such a filing is made to Mariner Energy Inc., 2101 CityWest Blvd., Bldg. 4, Ste. 900, Houston, TX 77042-2831, Attention: Investor Relations.

Mariner, Forest and their respective directors, and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the participants in the solicitation will be set forth in the proxy statement/prospectus-information statement when it becomes available.

The following sections in the preliminary proxy statement/prospectus-information statement contain certain information that may not have been previously made publicly available by Forest and are hereby incorporated by reference herein:

“Summary Selected Consolidated Statements of Revenues and Direct Operating Expenses of the Forest Gulf of Mexico Operations,”

“The Spin-Off and Merger—Certain Financial Projections,”

“Unaudited Pro Forma Combined Condensed Financial Information,”

“Selected Consolidated Statements of Revenues and Direct Operating Expenses of the Forest Gulf of Mexico Operations,”

“Management’s Discussion and Analysis of Financial Condition and Results of Operations of the Forest Gulf of Mexico Operations,” and

“The Forest Gulf of Mexico Operations,”

Bondholder Consents

Based on its current valuation of the Forest Gulf of Mexico operations and the current amount of distributions permitted by the covenants contained in the indentures governing Forest’s outstanding bonds, Forest believes that no consents of its bondholders will be required for the spin-off and the merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FOREST OIL CORPORATION

Dated: December 22, 2005	By:	/s/ CYRUS D. MARTER IV
Cyrus D. Marter IV
Vice President, General Counsel and Secretary